EXHIBIT 32.1
Section 1350 Certification of Travis T. Prentice (CEO)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MACC Private Equities Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2009, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Travis T. Prentice, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 17, 2010	/s/ Travis T. Prentice
Travis T. Prentice,
President and CEO (Chief Executive Officer)

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